Exhibit 99.4

Execution Version

First Amendment to Note Purchase Agreement

This First Amendment to Note Purchase Agreement (this “First Amendment”) dated as of July 3, 2018 is between South Jersey Industries, Inc., a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this First Amendment (collectively, the “Required Holders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated as of April 25, 2018 (the “Note Purchase Agreement”), relating to issue and sale by the Company of its (a) $90,000,000 aggregate principal amount of its 3.18% Senior Notes, Series 2018A, due 2021 the (“Series A Notes”), (b) $80,000,000 aggregate principal amount of its 3.82% Senior Notes, Series 2018B, due 2028 (“Series B Notes”) and (c) $80,000,000 aggregate principal amount of its 3.92% Senior Notes, Series 2018C, due 2030 (“Series C Notes” and collectively with the Series A Notes and Series B Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and the Required Holders have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendments to Note Purchase Agreement.

Section 1.1.  Section 9.7 of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“Section 9.7.    Ownership.  The Company will directly or indirectly own, at all times, 100% of the Capital Stock having voting rights of South Jersey Gas Company and Elizabethtown (upon the Elizabethtown Gas Acquisition Closing Date).”

Section 1.2.  The following definition shall be and hereby is added in alphabetical order to Schedule B of the Note Purchase Agreement to read as follows:

“‘Elizabethtown’ means Elizabethtown Gas Company, a New Jersey corporation and wholly-owned Subsidiary of the Company upon the Elizabethtown Gas Acquisition Closing Date.”

Section 2.       Representations and Warranties of the Company.

Section 2.1.       To induce the Required Holders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the holders of the outstanding Notes (the “Noteholders”) that:

(a)          this First Amendment has been duly authorized, executed and delivered by it, and this First Amendment and the Note Purchase Agreement as amended by this First Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)          the execution, delivery and performance by the Company of this First Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(c)          as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

(d)          the Company has provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this First Amendment; and

(e)          no consent fee, amendment fee or other similar form of consideration is being paid or given, in respect of any Principal Credit Facility, to all consenting lenders or noteholders under such Principal Credit Facility in consideration for their consent to an amendment that addresses the subject matter of this First Amendment.

Section 3.       Conditions to Effectiveness of This First Amendment.

Section 3.1.       This First Amendment shall not become effective until, and shall become effective when:

(a)          executed counterparts of this First Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)          the Company shall have provided the Noteholders with true, correct and complete copies of the amendments to each of the Principal Credit Facilities relating to the subject matter of this First Amendment in form and substance satisfactory to the Required Holders;

(c)          the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(d)          the Noteholders shall have received the favorable opinion of counsel to the Company (which may be internal counsel) as to the matters set forth in Sections 2.1(a) and 2.1(b) hereof, which opinion shall be in form and substance satisfactory to the Required Holders; and

(e)          the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this First Amendment, to the extent invoiced at least 2 Business Days in advance of the date hereof.

Section 4.       Miscellaneous.

Section 4.1.      This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.       The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.       This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

* * * * *

Section 4.5.      The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Industries, Inc.

By	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: Vice President, Treasurer and Acting Corporate Secretary

Accepted as of the date first written above.

Brighthouse Life Insurance Company by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $39,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Farmers New World Life Insurance Company by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $2,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Transatlantic Reinsurance Company by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that we hold $3,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

South Jersey Industries, Inc.
First Amendment to 2018 Note Purchase Agreement

Accepted as of the date first written above.

Zurich American Insurance Company by MetLife Investment Advisors, LLC, Its Investment Manager

Pension and Savings Committee, On Behalf of The Zurich American Insurance Company Master Retirement Trust
by MetLife Investment Advisors, LLC, Its Investment Manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

We acknowledge that Zurich American Insurance Company holds $3,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that Zurich American Insurance Company Master Retirement Trust holds $1,500,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Accepted as of the date first written above.

The Northwestern Mutual Life Insurance Company

By: Northwestern Mutual Investment Management Company, LLC, its investment adviser

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Managing Director

We acknowledge that we hold $20,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $19,200,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By	/s/ Bradley T. Kunath
Name: Bradley T. Kunath
Title: Managing Director

We acknowledge that we hold $800,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Thrivent Financial for Lutherans

By	/s/ Christopher H. Patton
Name: Christopher H. Patton
Title: Managing Director

We acknowledge that we hold $7,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $7,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Pacific Life Insurance Company

By	/s/ Violet Osterberg
Name: Violet Osterberg
Title: Assistant Vice President

By	/s/ Cathy L. Schwartz
Name: Cathy L. Schwartz
Title: Assistant Secretary

We acknowledge that we hold $9,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $8,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

The Guardian Life Insurance Company of America

By	/s/ Trinh T. Nguyen
Name: Trinh T. Nguyen
Title: Senior Director

We acknowledge that we hold $8,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Accepted as of the date first written above.

American Equity Investment Life Insurance Company

By	/s/ Jeffrey A. Fossell
Name: Jeffrey A. Fossell
Title: Authorized Signatory

We acknowledge that we hold $9,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $8,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Colonial Life & Accident Insurance Company

By:	Provident Investment Management, LLC
Its:	Agent

By	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

We acknowledge that we hold $8,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Provident Life and Accident Insurance Company

By:	Provident Investment Management, LLC
Its:	Agent

By	/s/ Ben Vance
Name: Ben Vance
Title: Vice President, Senior Managing Director

We acknowledge that we hold $9,000,0003.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Transamerica Life Insurance Company

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Frederick B. Howard
Name: Frederick B. Howard
Title: Vice President

We acknowledge that we hold $7,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $4,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Connecticut General Life Insurance Company

By:	Cigna Investments, Inc. (authorized agent)

By	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Life Insurance Company of North America

By:	Cigna Investments, Inc. (authorized agent)

By	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $6,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $1,500,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Cigna Health and Life Insurance

By:	Cigna Investments, Inc. (authorized agent)

By	/s/ Christopher D. Potter
Name: Christopher D. Potter
Title: Managing Director

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

We acknowledge that we hold $500,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Ensign Peak Advisors, Inc.

By	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

We acknowledge that we hold $10,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Accepted as of the date first written above.

Principal Life Insurance Company

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By	/s/ Alex R. Montz
Name: Alex R. Montz
Title: Counsel

By	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

We acknowledge that we hold $8,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

Accepted as of the date first written above.

American United Life Insurance Company

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

We acknowledge that we hold $3,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

The State Life Insurance Company
By: American United Life Insurance Company Its: Agent

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

We acknowledge that we hold $2,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Pioneer Mutual Life Insurance Company
By: American United Life Insurance Company Its: Agent

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

United Family Life Insurance Company
By: American United Life Insurance Company Its: Agent

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: VP, Fixed Income Securities

We acknowledge that we hold $1,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Ameritas Life Insurance Corp.
Americas Life Insurance Corp. of New York
By: Ameritas Investment Partners Inc., as Agent

By	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

We acknowledge that Ameritas Life Insurance Corp. holds $4,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

We acknowledge that Ameritas Life Insurance Corp. of New York holds $1,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

CMFG Life Insurance Company

By: MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments

We acknowledge that we hold $2,000,000 3.18% Senior Notes, Series 2018A, due April 25, 2021

We acknowledge that we hold $3,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Southern Farm Bureau Life Insurance Company

By	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

We acknowledge that we hold $2,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030

Accepted as of the date first written above.

Country Mutual Life Insurance Company

By	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

We acknowledge that we hold $1,000,000 3.82% Senior Notes, Series 2018B, due June 19, 2028

Country Life Insurance Company

By	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

We acknowledge that we hold $1,000,000 3.92% Senior Notes, Series 2018C, due June 19, 2030